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                                                              EXHIBIT 10.12

                               QuietPower Systems, Inc.
                                    1675 Broadway
                                  New York, NY 10019

April 9, 1997

Mr. Larry Wells
DayStar Partners, L.P.
10600 N. DeAnza Blvd., Suite 215
Cupertino, CA 95014

Re: AMENDMENT TO BRIDGE LOAN FINANCING

Dear Larry:

    The following is my proposal with respect to the amendment to the Bridge Loan Financing (including the Note Purchase Agreements dated May 24, 1996, the Secured Promissory Notes dated July 16, 1996 totaling $535,000 in principal and the other related documents are herein collectively referred to as the"Agreement").

    We are proposing that the $147,025 installment that was due under the Agreement on February 24, 1997 be paid on April 18, 1997 in the amount of $150,502, and that the remaining interest and principal be paid upon the closing of our initial public offering ("IPO") or any private offering greater than $3 million, whichever first occurs. In no event shall the remaining principal and interest be paid later than January 15, 1998. If the Company should not comply with the above revised terms, then the default provisions pursuant to the original Agreement shall be applicable.

    In recognition of you amending the agreement, we would be prepared to continue accruing the debt at a 15% interest rate, and we would also propose that the Common Stock Purchase Warrant be amended to decrease the calculation for the share coverage from $5.00 to $4.00, but in no case greater than the offering price of the IPO.

    In addition, upon payment of the April 18, 1997 installment referred to above, it is agreed that QuietPower shall be deemed not in default under the Agreement as of such date.

    If you are in agreement with the above terms, please sign in the space provided below.

Sincerely,


/s/ Jonathan Charry

Jonathan Charry
President and Chief Executive Officer

Agreed and Accepted:

DayStar Partners, L.P.

By: /s/ Larry  Wells
    -------------------------------------------------
      Larry Wells                        Date
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April 18, 1997

Mr. Larry Wells
DayStar Partners, L.P.
10600 N. DeAnza Blvd., Suite 215
Cupertino, CA 95014

                    Ref: Letter agreement dated April 9, 1997

Dear Larry:

            As per our conversation, by signing in the space provided below, you are hereby agreeing to extend the due date of the $150,502 payment described in the above referenced agreement between QuietPower and DayStar Venture Partners, L.P., until April 21,1997.

            If you should have any questions regarding this, please contact me immediately.

Sincerely,


 /s/ Jonathan Charry
-----------------------------------------
Jonathan Charry
President and Chief Executive Officer

Agreed and Accepted:

DayStar Partners, L.P.


By: /s/ Larry Wells
   ------------------------------------------
    Larry Wells                         Date
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April 21, 1997

Mr. Larry Wells
DayStar Partners, L.P.

10600 N. DeAnza Blvd., Suite 215
Cupertino, CA 95014

                   Ref: Letter agreement dated April 18, 1997

Dear Larry:

            As per our conversation, by signing in the space provided below, you are hereby agreeing to extend the due date of the $150,502 payment described in the above referenced agreement between QuietPower and DayStar Venture Partners, L.P., until April 23, 1997.

            If you should have any questions regarding this, please contact me immediately.

Sincerely,


 /s/ Jonathan Charry
-----------------------------------------
Jonathan Charry
President and Chief Executive Officer

Agreed and Accepted:

DayStar Partners, L.P.


By: /s/ Larry Wells
   ------------------------------------------
    Larry Wells                         Date

April 25, 1997

Mr. Larry Wells
DayStar Partners, L.P.
10600 N. DeAnza Blvd., Suite 215
Cupertino, CA  95014

                     Re: Amendment to Bridge Loan Financing

Dear Larry:

            The following is my proposal with respect to the amendment to the Bridge Loan Financing (including the Note Purchase Agreement dated May 24, 1996, the Secured Promissory Notes dated July 16, 1996 totaling $35,000 in principal and the other related documents are herein collectively referred to as the "Agreement").

            We are proposing that the $147,025 installment that was due under the Agreement on February 24, 1997 be paid on April 18, 1997 in the amount of $150,502, and that the remaining interest and principal be paid upon the closing of our initial public offering ("IPO") or any private offering greater than $3 million, whichever first occurs. In no event shall the remaining principal and interest to be paid later than January 15, 1998. If the Company should not comply with the above revised terms, then the default provisions pursuant to the original Agreement shall be applicable.

            In recognition of you amending the agreement, we would be prepared to continue accruing the debt at a 15% interest rate, and we would also propose that the Common Stock Purchase Warrant be amended to decrease the calculation for the share coverage from $5.00 to $4.00, but in no case greater than the offering price of the IPO.

            In addition, upon payment of the April 18, 1997 installment referred to above, it is agreed that QuietPower shall be deemed not in default under the Agreement as of such date.

            If you are in agreement with the above terms, please sign in the space provided below.

Sincerely,


 /s/ Jonathan Charry
-----------------------------------------
Jonathan Charry
President and Chief Executive Officer

Agreed and Accepted:

DayStar Partners, L.P.


By: /s/ Larry Wells
   ------------------------------------------
    Larry Wells                         Date